UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 9, 2008

TAGALDER GLOBAL INVESTMENT, INC
(Exact name of registrant as specified in its charter)

Delaware	7370	98-0436982
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

RM 2104C Tower 1 Admiralty Road 18 Harcourt Road Hong Kong
(Address of principal executive offices) (zip code)

852-2258-6365
(Registrant's telephone number, including area code)

Copies to:
Marc Ross, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On March 9, 2008, the Board of Directors of Tagalder Global Investment, Inc. (the “Company”) appointed Hugh McClung, our current Chief Executive Officer, as the Company’s interim Chief Financial Officer, effective immediately.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAGALDER GLOBAL INVESTMENT, INC.

By:	/s/ Hugh McClung
Chief Executive Officer

Date: March 14, 2008